Exhibit 99.1

GRAF ACQUISITION CORP. IV AND NKGEN BIOTECH, INC. ANNOUNCE EFFECTIVENESS OF FORM S-4 FOR PROPOSED BUSINESS COMBINATION

Special Meeting of Graf Stockholders to Approve Proposed Business Combination to be Held on August 30, 2023

Post-Combination Company’s Securities to be Listed on Nasdaq Under Ticker Symbols “NKGN” and “NKGNW”

THE WOODLANDS, Texas, and SANTA ANA, Calif., August 15, 2023 – Graf Acquisition Corp. IV (NYSE: GFOR, GFOR.U, GFOR WS) (“Graf”) and NKGen Biotech, Inc. (“NKGen”) on August 14, 2023 announced that Graf’s registration statement on Form S-4 (File No. 333-271929) (as amended, the “Registration Statement”), relating to the previously announced business combination (the “Business Combination”) with NKGen has been declared effective by the U.S. Securities and Exchange Commission (the “SEC”). Graf also commenced mailing the definitive proxy statement/prospectus on August 14, 2023, which was included in the Registration Statement, relating to the special meeting of its stockholders to be held in connection with the Business Combination (the “Special Meeting”) to stockholders of record as of the close of business on August 7, 2023 (the “Record Date”).

The Special Meeting will be held virtually at 10:00 a.m., New York City time, on August 30, 2023 at https://www.cstproxy.com/grafiv/sm2023. Graf’s stockholders of record as of the Record Date are entitled to vote at the Special Meeting. In connection with the Special Meeting, Graf’s stockholders who wish to exercise their redemption rights must do so no later than 5:00 p.m., New York City time, on August 28, 2023 by following the procedures specified in the definitive proxy statement/prospectus for the Special Meeting.

In addition, Graf announced on August 14, 2023 that it intends to voluntarily transfer the listing of its shares of common stock and public warrants to The Nasdaq Stock Market LLC (“Nasdaq”) from the New York Stock Exchange (the “NYSE”) following the completion of the Business Combination. In connection with the closing of the Business Combination, Graf will change its name to “NKGen Biotech, Inc.” and NKGen will change its name to “NKGen Operating Biotech, Inc.” The common stock and public warrants of the post-combination company are expected to commence trading on Nasdaq the day after the closing of the Business Combination under the symbols “NKGN” and “NKGNW,” respectively. Graf’s units, common stock and public warrants will continue to trade on the NYSE until the transfer is complete.

The decision to list on Nasdaq was made in consideration of the Business Combination and enables the post-combination company to be listed alongside the other innovative biotechnology companies that are also listed on Nasdaq. At the closing of the Business Combination, Graf will delist its units, shares of common stock and public warrants from the NYSE. The Nasdaq listing and NYSE delisting are subject to the closing of the Business Combination and fulfillment of all Nasdaq listing requirements and NYSE delisting procedures.

About Graf Acquisition Corp. IV

Graf is a blank-check company incorporated as a Delaware corporation and formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or similar business combination with one or more businesses.

About NKGen Biotech, Inc.

NKGen is a clinical-stage biotechnology company focused on the development and commercialization of innovative autologous, allogeneic, and CAR-NK natural killer cell therapies. NKGen is headquartered in Santa Ana, California, USA. For more information, please visit www.nkgenbiotech.com.

Important Information and Where to Find It

The proposed Business Combination will be submitted to stockholders of Graf for their consideration. Graf has filed the Registration Statement with the SEC relating to the proposed Business Combination, which includes both a definitive prospectus with respect to the securities of the post-combination company (“New NKGen”) to be issued in connection with the proposed Business Combination and a proxy statement to be distributed to Graf’s stockholders in connection with Graf’s solicitation of proxies for the vote by its stockholders in connection with the proposed Business Combination and other matters as described in the Registration Statement. The Registration Statement was declared effective by the SEC and Graf will mail the definitive proxy statement/prospectus to its stockholders as of the record date established for voting on the proposed Business Combination. Graf urges its investors, stockholders and other interested persons to read the definitive proxy statement/prospectus, as well as other documents filed by Graf with the SEC, because these documents contain important information about Graf, NKGen and the proposed Business Combination. Stockholders may obtain a copy of the definitive proxy statement/prospectus, as well as other documents filed with the SEC regarding the proposed Business Combination and other documents filed by Graf with the SEC, without charge, at the SEC’s website located at www.sec.gov or by directing a request to: Graf Acquisition Corp. IV, 1790 Hughes Landing Blvd., Suite 400, The Woodlands, TX 77380.

Participants in the Solicitation

Graf and NKGen and their respective directors and executive officers may be considered participants in the solicitation of proxies with respect to the proposed Business Combination under the rules of the SEC. Information about the directors and executive officers of Graf is set forth in the definitive proxy statement/prospectus. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of Graf stockholders in connection with the proposed Business Combination is set forth in the definitive proxy statement/prospectus. Stockholders, potential investors and other interested persons should read the definitive proxy statement/prospectus carefully before making any voting or investment decisions. These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This press release shall not constitute a proxy statement or a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination and shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities, in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom.

Forward-Looking Statements

This press release includes forward-looking statements within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. These statements may be preceded by, followed by or include the words “believes,” “estimates,” “anticipates,” “expects,” “projects,” “forecasts,” “outlook,” “future,” “further,” “may,” “will,” “potential,” “should,” “seeks,” “seems,” “targets,” “plans,” “scheduled,” “anticipates,” “intends” or similar expressions. These statements are based on the beliefs and assumptions of the management of Graf and NKGen. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, including changes in domestic and foreign business, market, financial, political and legal conditions, many of which are outside the control of the parties, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors that may affect actual results or outcomes include, among others, the inability of the parties to successfully or timely consummate the proposed Business Combination; the failure to satisfy the conditions to the consummation of the proposed Business Combination, including but not limited to the approval of the merger agreement by Graf’s stockholders, the satisfaction of the minimum cash condition, the compliance with the acquiror closing cash amount and the receipt of certain governmental and regulatory approvals; the inability to obtain any PIPE investments; the inability to raise or obtain sufficient funds to continue NKGen’s operations through the consummation of the proposed Business Combination; the inability to recognize the anticipated benefits of the proposed Business Combination; the amount of redemption requests made by Graf’s public stockholders; the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, and the ability to maintain the listing of New NKGen’s securities on a national securities exchange; and those factors discussed under the heading “Risk Factors” in the Registration Statement and other documents of Graf filed, or to be filed, with the SEC. New risk factors emerge from time to time and it is not possible to predict all such risk factors, nor can Graf or NKGen assess the impact of all such risk factors on the businesses of Graf and NKGen prior to the proposed Business Combination, and New NKGen following the proposed Business Combination, or the extent to which any factor or combination of factors may cause actual results to differ materially from those contained in any forward-looking statements. You should not put undue reliance on these statements, which speak only as of the date hereof. All forward-looking statements attributable to Graf or NKGen or persons acting on their behalf are expressly qualified in their entirety by the foregoing cautionary statements. Graf and NKGen prior to the proposed Business Combination, and New NKGen following the proposed Business Combination, undertake no obligations to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Internal Contacts

Sabrina McKee

Chief Financial Officer and EVP, Strategy

Graf Acquisition Corp. IV

sabrina@grafacq.com

Denise Chua, MBA, CLS, MT (ASCP)

Vice President, Investor Relations and Corporate Communications

NKGen Biotech, Inc.

dchua@nkgenbiotech.com